UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 12, 2025
______________________
Fabrinet
(Exact name of registrant as specified in its charter)
______________________

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services
One Nexus Way, Camana Bay
Grand Cayman
KY1-9005
Cayman Islands

(Address of principal executive offices, including zip code)
+66 2-524-9600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On March 12, 2025, Fabrinet (the “Company”) and Amazon.com, Inc. (“Parent”) entered into a Transaction Agreement (the “Transaction Agreement”), under which, among other things, the Company issued to a wholly-owned affiliate of Parent (“Warrantholder”) a warrant (the “Warrant”) to acquire up to 381,922 ordinary shares (the “Warrant Shares”) of the Company at an exercise price of $208.4826 per share.
The Warrant allows for cashless exercise and expires on March 12, 2032. Upon issuance of the Warrant, 38,192 of the Warrant Shares vested. The remainder of the Warrant Shares are subject to vesting in multiple tranches over the term of the Warrant based on payments to the Company from or on behalf of Parent or its affiliates under a commercial agreement or otherwise. Upon the consummation of an acquisition transaction (as defined in the Warrant) or the termination of the commercial agreement by Amazon for cause, the unvested portion of the Warrant will vest in full. The exercise price and the number of Warrant Shares are subject to customary antidilution adjustments. Under the Transaction Agreement, the Company has granted customary registration rights for the Warrant Shares and has agreed to give Parent advance notice of certain acquisition transactions involving the Company.
The Warrant was issued, and the Warrant Shares are expected to be issued, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder.
The foregoing summaries of the Warrant and the Transaction Agreement are qualified in their entirety by reference to the Warrant, which is filed as Exhibit 4.1 hereto, and the Transaction Agreement, which is filed as Exhibit 10.1 hereto, each of which is incorporated by reference into this Item 1.01.
Item 3.02    Unregistered Sales of Equity Securities.
The information provided under Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Warrant is incorporated by reference into this Item 3.02.
Item 7.01    Regulation FD Disclosure.
The issuance of the Warrant is expected to result in a non-cash stock-based accounting adjustment to revenue of approximately $4.2 million, with a negative impact on net income per fully diluted share, post-issuance, of approximately $0.12, for the Company’s third fiscal quarter ending March 28, 2025. As a result of this expected charge, the Company is revising guidance for its third fiscal quarter as follows:
•GAAP net income per diluted share is now expected to be in range of $2.20 to $2.28, based on approximately 36.3 million fully diluted shares outstanding, post-issuance.
•Non-GAAP net income per diluted share is expected to be in range of $2.43 to $2.51, based on approximately 36.3 million fully diluted shares outstanding, post-issuance.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is set forth below.
GUIDANCE FOR QUARTER ENDING MARCH 28, 2025
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$2.20 to $2.28
Related to cost of revenues:
Share-based compensation expenses	0.08
Total related to cost of revenues	0.08
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.15
Total related to selling, general and administrative expenses	0.15
Total related to net income & EPS	0.23
Non-GAAP net income per diluted share	$2.43 to $2.51

The information in this Item 7.01 shall not deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this item be deemed incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such future filing.
Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include the statements under Item 7.01 regarding the Company’s expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the third quarter of fiscal year 2025. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in the Company’s markets, and the risk of recession or an economic downturn; continued disruption to the Company’s supply chain, which could increase the Company’s costs and affect its ability to procure parts and materials; less customer demand for the Company’s products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than the Company forecasts; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; the Company’s reliance on a small number of customers and suppliers; difficulties in managing the Company’s operating costs; difficulties in managing and operating the Company’s business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents the Company files from time to time with the Securities and Exchange Commission (“SEC”), including the factors described under the section captioned “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on February 4, 2025. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
4.1*	Warrant to Purchase Ordinary Shares of Fabrinet, dated March 12, 2025, issued to Amazon.com NV Investment Holdings LLC
10.1*	Transaction Agreement, dated March 12, 2025, by and between Fabrinet and Amazon.com, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*    Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

	By:	/s/ CSABA SVERHA
Csaba Sverha
Executive Vice President, Chief Financial Officer

Date: March 13, 2025